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                                                               Exhibit 23(a)-(f)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements (Nos. 2-76378, 2-93760, 33-23580, 33-1032 and 33-65507) on Forms S-8 of our report dated January 28, 2000, appearing in this Annual Report on Form 10-K of Torchmark Corporation for the year ended December 31, 1999.

DELOITTE & TOUCHE LLP

Dallas, Texas
March 23, 2000